UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009

TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)
Wisconsin
(State or other jurisdiction of incorporation)

001-33452 (Commission File Number)	39-1914727 (IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin (Address of principal executive offices)	53717 (Zip Code)
(608) 824-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 12, 2009, TomoTherapy Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2009. A copy of the Company’s press release dated May 12, 2009, entitled “TomoTherapy Reports First Quarter Financial Results” is attached hereto as Exhibit 99.1.
Item 8.01. Other Events.
On May 12, 2009, the Company filed a Notification of Late Filing on Form 12b-25 delaying the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (the “Quarterly Report”) until on or before May 15, 2009. The Company stated the reason for the delay was that financial information to be included in the Quarterly Report depends on the results of the restatement of its financial statements as of December 31, 2008 and for the year then ended and that such restatement could not be completed by the original filing deadline for the Quarterly Report pursuant to Securities and Exchange Commission rules. The Company also disclosed that it intends to file within the extension period.
The Company issued a press release on May 12, 2009, announcing that the Company had filed the Notification of Late Filing described above. A copy of such press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description
99.1	Press Release dated May 12, 2009, entitled “TomoTherapy Reports First Quarter Financial Results”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED
Dated: May 12, 2009	By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated May 12, 2009, entitled “TomoTherapy Reports First Quarter Financial Results”